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                                                                   Exhibit 10.59


                              EIGHTEENTH AMENDMENT


         EIGHTEENTH AMENDMENT (this "Amendment"), dated as of February 1, 2000, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. Section 2.2(b)(x)(i) of the Credit Agreement is hereby amended by inserting the phrase "including establishing or increasing reserves against Eligible Inventory pursuant to receipt of notice from the Borrower that Anheuser-Busch, Incorporated will not purchase the full quantity of bottles specified in the Southeast Bottle Supply Agreement, dated May 26, 1999, between the Borrower and Anheuser-Busch, Incorporated," after the words "Eligible Inventory," such that Section 2.2(b) now reads:

         "(b) The Agent shall (x) at any time be entitled to (i) establish and increase or decrease reserves against Eligible Accounts Receivable (including, but not limited to, reserves against fluctuations in the foreign exchange rate of Canadian dollars) and Eligible Inventory, including establishing or increasing reserves against Eligible Inventory pursuant to receipt of notice from the Borrower that Anheuser-Busch, Incorporated will not purchase the full quantity of bottles specified in the Southeast Bottle Supply Agreement, dated May 26, 1999, between the Borrower and Anheuser-Busch, Incorporated, and (ii) impose additional restrictions (or eliminate the same) to the standards of "Eligible Accounts Receivable" and "Eligible Inventory" and (y) upon not less than ten (10) days' prior notice to the Borrower reduce the advance rates under
Section 2.2(a)(ii)(A) or (B) or the Inventory Sublimit or restore such advance rates to any level equal to or below the advance rates stated in Section 2.2(a)(ii)(A) or (B) or the Inventory Sublimit, and "Eligible Inventory," in the exercise of its Permitted Discretion. The Agent may but shall not be required to rely on each Borrowing Base Certificate and any other schedules or reports delivered to it in connection herewith in determining the then eligibility of Accounts and




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Inventory. Reliance thereon by the Agent from time to time shall not be deemed to limit the right of the Agent to revise advance rates or standards of eligibility as provided in this Section 2.2(b)."

         2. Section 8.25 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting the following new section:

         8.25 Minimum Availability. The Available Borrowing Amount less the Outstandings shall not be permitted to be less than $12,500,000 until the initial funding of the sale and leaseback of the Southeast Project is consummated in compliance with this Agreement and the Borrower has received and notified the Agent of receipt of proceeds in the amount of $24,000,000; thereafter, the Available Borrowing Amount less the Outstandings shall not be permitted to be less than $6,000,000 until the Borrower has received a signed commitment for at least an additional $50,000,000 of financing for the Southeast Project under terms and conditions, and pursuant to documentation, satisfactory to the Agent.

         3. Article 8 of the Credit Agreement is hereby amended by inserting the following new section:

         "8.26    Southeast Bottle Supply Agreement Notice. The Borrower shall notify the Agent at least 15 Business Days prior to invoicing Anheuser-Busch, Incorporated for the payment of any capital amortization fee pursuant to Sections 3.2 and 7.4 of the Southeast Bottle Supply Agreement, dated May 26, 1999, between the Borrower and Anheuser-Busch, Incorporated."

         4. Section 9.1 of the Credit Agreement is hereby amended by inserting the word "or" at the end of 9.1(o) and inserting the following new provision:

         "(p)     Southeast Project. The Borrower or any of Borrower's
Subsidiaries shall (i) default in any payment beyond the period of grace, if any, under any of the documents delivered in connection with the Southeast Project, including, but not limited to, the Master Lease Agreement, dated as of December 30, 1999, between General Electric Capital Corporation and the Borrower and as amended, modified or supplemented or (ii) default in the observance or performance of any agreement, instrument, or condition relating to the Southeast Project, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the parties under such documents to cause the obligations thereunder to become due prior to their stated maturity;"

         5. In order to induce the undersigned Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Eighteenth Amendment Effective Date (as defined in Section 9 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no





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Default or Event of Default, except as described above, on the Eighteenth
Amendment Effective Date after giving effect to this Amendment.

         6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         9. This Amendment shall become effective on the date (the "Eighteenth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

         10. From and after the Eighteenth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *











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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       ANCHOR GLASS CONTAINER CORPORATION


                                       By /s/ M. William Lightner
                                       --------------------------------------
                                       Name:  M. William Lighter
                                       Title: Sr. VP & CFO


                                       BT COMMERCIAL CORPORATION,
                                          Individually, as Agent and as
                                          Co-Syndication Agent


                                       By /s/ Frank A. Chiovari
                                       --------------------------------------
                                       Name:  Frank A. Chiovari
                                       Title: VP


                                       PNC BANK, NATIONAL ASSOCIATION,
                                          Individually, as Co-Syndication
                                          Agent and Issuing Bank


                                       By /s/ Enrico Della Corna
                                       --------------------------------------
                                       Name:  Enrico Della Corna
                                       Title:


                                       BANKERS TRUST COMPANY, as Issuing Bank


                                       By /s/ Frank A. Chiovari
                                       --------------------------------------
                                       Name:  Frank A. Chiovari
                                       Title: VP




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                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By /s/ Karen Hoffman
                                       --------------------------------------
                                       Name:  Karen Hoffman
                                       Title: Vice President


                                       CORESTATES BANK, N.A.


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:


                                       FLEET BANK


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:


                                       KEY CORPORATE CAPITAL, INC.


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:


                                       MELLON BANK, N.A.


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:




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                                       NATIONAL BANK OF CANADA


                                       By /s/ Donald P. Haddad
                                       --------------------------------------
                                       Name:  Donald P. Haddad
                                       Title: Vice President


                                       By /s/ Eric L. Moore
                                       --------------------------------------
                                       Name:  Eric L. Moore
                                       Title: Vice President


                                       NATIONAL CITY COMMERCIAL FINANCE,  INC.


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:


                                       SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                       By /s/ Stewart J. Jensen
                                       --------------------------------------
                                       Name:  Stewart J. Jensen
                                       Title: VP




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